Echo Automotive Announces 2013 Financial Results and Provides Business Update

Reaffirms Expectations of 2014 Commercial Rollout of EchoDrive and 2015 Platform Expansion

Scottsdale, AZ-- (Marketwire – April 1, 2014) -- Echo Automotive, Inc. (OTCQB: ECAU) (“Echo Automotive”, “Echo” or the “Company”) a developer of technologies enabling the cost-effective aftermarket addition of fuel-efficient plug-in hybrid capability to new and existing vehicles, today announced financial and operating results for the year ended December 31, 2013, and distributed a letter to its shareholders, a copy of which is posted on the Company’s website.

Key 2013 Highlights:

  Acquired Bright Automotive assets and intellectual property, which secured Echo’s competitive position and substantially expanded the Company’s intellectual property (IP) library;
  Demonstrated the EchoDrive™ value proposition and its viability within Echo’s fleet target market at the NTEA’s 2013 Work Truck Show and Ride and Drive, the GE Vehicle Innovation Center, the Green Fleet Conference and the HTUF Ride and Drive;
  Launched the EchoAccelerate™ program for intellectual property (IP) licensing;
  Secured a national EchoDrive installation and service infrastructure that includes Meineke and Dickinson Fleet Services;
  Received The Work Truck Show® 2013 Editors’ Choice Award for new product innovation (The Work Truck Show is North America’s largest annual event for the work truck/fleet industry);
  Presented at the sixth annual LD MICRO: Main Event micro-cap conference in Los Angeles, an invitation-only event and one of the most respected micro-cap conferences in North America.

Dan Kennedy, Co-Founder and CEO, Echo Automotive, commented: “We executed strongly on our business plan, product roadmap and sales strategies in 2013. As a result, we completed a number of critical initiatives and accomplished key objectives that will serve the Company, our customers, and our partners well as we continue to grow and expand the business. Our extensive efforts validated our value proposition in the market and the demand for EchoDrive with several prospective national fleet accounts, and built an extensive sales pipeline of fleet operators that are actively seeking cost-effective ways to reduce operating costs, extend vehicle life and reduce their carbon impact.”

“The substantial progress we made in 2013 is evident in the very positive returns we are seeing on the Company’s product and market expansion efforts. In early 2014, we announced that several customers, including a renowned research institution and a municipality at the forefront of alternative fuels adoption, have purchased our industry award-winning EchoDrive plug-in hybrid system. These customers will participate in the Company’s beta program and deploy EchoDrive production units later in the year. In addition, our first-year production units have been reserved and we are taking orders for 2015. We continue to hold advanced discussions with a number of other major fleet operators that have expressed serious interest in our solutions, and with leasing and distribution companies that recognize the value that EchoDrive can offer their customers,” added Kennedy.

Echo’s groundwork in 2013 also resulted in two new strategic partnerships that have allowed the Company to expand its service footprint, secure supply of critical components and take steps toward diversifying its revenue streams. Leggett & Platt Commercial Vehicle Products (CVP), an industry-leading commercial vehicle equipment provider and upfitter, is now part of Echo’s nationwide service and installation network. This partnership creates a one-stop-shop for EchoDrive customers looking to add new fuel-efficient vehicles to their fleets. CVP will begin accepting orders for the EchoDrive system in the second half of 2014. It is expected that CVP will offer Echo-certified installation of the EchoDrive system for new vehicles beginning in the first quarter of 2015.

The Company recently completed a supply agreement with Remy International, the leader in electric motors for electric and hybrid applications, ensuring Echo can continue to incorporate the power and efficiency of Remy patented High Voltage Hairpin (HVH) components into its EchoDrive system. The agreement with Remy also formalized the development of an advanced induction motor system, the Echo Induction Machine™, which Echo will assemble and distribute to other OEMs and integrators, thus providing another revenue stream for the Company.

In addition to the progress made on sales, development and operational fronts, the Company’s promotional efforts continue to build greater market awareness and industry recognition of the value EchoDrive offers. The Work Truck Show 2013 Editors’ Choice Award for most innovative product went to EchoDrive, beating out over 120 other new products introduced at the event. This year, EchoDrive won The Work Truck Show 2014 Green Award, which is given annually to the product at the show that best enhances vocational truck fuel utilization. Green Award judges praised EchoDrive for offering a complete fuel-saving package that can be easily added to or removed from existing vehicles. “We are especially proud of the Green Award as it recognizes the benefit our solution offers the market and it makes Echo the first company The Work Truck Show has honored with back-to-back recognition. The year is off to a great start and we are very excited about the future,” said Kennedy.

Additional details of the Company's business, finances, appointments and agreements can be found as part of the Company's continuous public disclosure as a reporting issuer under the Securities Exchange Act of 1934 filed with the Securities and Exchange Commission's ("SEC") EDGAR database. For more information, visit our website at: www.echoautomotive.com.

About Echo Automotive, Inc. (OTCQB: ECAU)

Echo Automotive™ is a technology company that specializes in delivering cost-effective electrification products and solutions that are purpose-built to maximize fleet transportation efficiency and provide optimal return on investment. The key to Echo's strategy is the bolt-on nature of its solutions, which reduce operating costs and increase efficiency without affecting original vehicle operations. Additionally, Echo offers technology licensing, and consulting in design, energy storage, propulsion, conversions, and vehicle engineering. For more information, please visit www.echoautomotive.com.

Notice Regarding Forward-Looking Statements

This shareholder letter contains "forward-looking statements" as that term is defined in Section 27A of the United States Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this shareholder letter which are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, expectations or intentions regarding the future. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, lowering product pricing and costs, target markets, development of technologies and products, availability of financing, results of continued testing, press coverage, investor outreach, shareholder communication, industry events and business strategy. These forward-looking statements are made as of the date of this shareholder letter and we assume no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements. Although we believe that any beliefs, plans, expectations and intentions contained in this shareholder letter are reasonable, there can be no assurance that any such beliefs, plans, expectations or intentions will prove to be accurate. Investors should consult all of the information set forth herein and should also refer to the risk factors disclosure outlined in our annual report on Form 10-K, our quarterly reports on Form 10-Q and other periodic reports filed from time-to-time with the Securities and Exchange Commission.

Contact:
Investor Relations
David Waldman/Natalya Rudman
Crescendo Communications, LLC
Tel: 212-671-1020 x304
Email: ECAU@crescendo-ir.com
www.EchoAutomotive.com